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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                      FORM 8-K/A


                                    CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)  September 9, 1997
                                                           -----------------


                             PRINTRAK INTERNATIONAL INC.
                (Exact name of Registrant as specified in its charter)




                  Delaware              000-20719           33-0070547
       -----------------------------------------------------------------------
       (State or other jurisdiction    (Commission        (IRS Employer
             of incorporation)         File Number)     Identification No)




    1250 North Tustin Avenue, Anaheim,  California         92807
    ---------------------------------------------------------------
    (Address of principal executive offices)             (Zip Code)



          Registrant's telephone number, including area code (714) 238-2000
                                                            ---------------

                                    Not Applicable
                                    --------------
            (Former name or former address, if changed since last report)


                                    Page 1 of 23
                               Exhibit Index on Page 5


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On September 9, 1997, the Registrant completed the acquisition of SunRise Imaging, a California corporation ("SunRise"), pursuant to an Agreement of Merger dated August 29, 1997 (the "Merger Agreement") among the Registrant, SunRise Acq. Corp., a California corporation and wholly-owned subsidiary of the Registrant, and SunRise.

    On such date, SunRise Acq. Corp. was merged with and into SunRise, with SunRise surviving such merger and becoming a wholly-owned subsidiary of the Registrant. In connection with such merger, the outstanding shares of Common Stock of SunRise were converted into the right to receive an aggregate of $10,175,000, plus an additional amount of up to $725,000 to be determined based on the revenues of SunRise for fiscal 1997. The purchase price and all other terms of the transaction were determined by arms-length negotiations between the parties.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
              -    Independent Auditors' Reports
              -    Consolidated Balance Sheets as of December 31, 1995 and 1996
              -    Consolidated Statements of Operations for the years ended
                        December 31, 1995 and 1996
              -    Consolidated Statement of Stockholders' Equity (Deficit) for
                        the years ended December 31, 1995 and 1996
              -    Consolidated Statements of Cash Flow for the years ended
                        December 31, 1995 and 1996
              -    Notes to Consolidated Financial Statements
         (b)  PRO FORMA FINANCIAL INFORMATION.
              - PRO FORMA consolidated Balance Sheet as of June 30,
                1997 (unaudited)
              -    PRO FORMA consolidated Statements of Operations for the
                        year ended March 31, 1997 and the three months ended June 30, 1997 (unaudited)

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    (c)  EXHIBITS.

         2.1 Agreement and Plan of Merger dated August 29, 1997 (incorporated by reference to Exhibit 2.1 of the Registrant's Form 8-K filed on September 24, 1997)

        23.1 Consent of Coopers & Lybrand L.L.P. (to be filed by amendment)

         99.1 Press Release dated September 2, 1997 (incorporated by reference to Exhibit 99.1 of the Registrant's Form 8-K filed on September 24, 1997)

         99.2 Press Release dated September 10, 1997 (incorporated by reference to Exhibit 99.2 of Registrant's Form 8-K filed on September 24, 1997).

         99.3      Financial Statements of SunRise described in Item 7(a) above

         99.4 PRO FORMA Financial Statements of SunRise described in Item 7(b) above


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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  PRINTRAK INTERNATIONAL INC.



Date:  November 24, 1997          By:   /s/ Richard M. Giles
                                       ------------------------------------
                                       Richard M. Giles
                                       Chairman of the Board, Chief Executive
                                       Officer and President


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                                    EXHIBIT INDEX


                                                                      SEQUENTIAL
EXHIBIT NO.   DESCRIPTION                                             PAGE NO.
-----------   -----------                                             --------

2.1           Agreement and Plan of Merger dated August 29, 1997          --
              (incorporated by reference to Exhibit 2.1 of the Registrant's Form 8-K filed on August 24, 1997)

23.1 Consent of Coopers & Lybrand L.L.P. (to be filed by amendment)


99.1          Press Release dated September 2, 1997 (incorporated         --
              by reference to Exhibit 99.1 of the Registrant's Form
              8-K filed on September 24, 1997)

99.2          Press Release dated September 10, 1997 (incorporated        --
              by reference to Exhibit 99.2 of Registrant's Form 8-K filed on September 24, 1997).

99.3          Financial Statements of SunRise described in Item 7(a)
              above                                                       8

99.3          PRO FORMA Financial Statements of SunRise described in
              Item 7(b) above                                            19